Exhibit 10

MASTER AGREEMENT

THIS MASTER AGREEMENT is entered into this 7th day of February, 2009, by and between DUNHAM CAPITAL MANAGEMENT, L.L.C., DHW LEASING, L.L.C., and DUNHAM EQUITY MANAGEMENT, L.L.C., all South Dakota limited liability companies with a business address of 230 South Phillips Avenue, Suite 202, Sioux Falls, South Dakota 57104 (individually referred to as “DCM,” “DHW,” and “DEM,” and collectively referred to as the “Dunham Entities” or “Dunham”); and GRANITE CITY FOOD & BREWERY LTD, a Minnesota corporation (“Corporation” or “Granite City”).

W I T N E S S E T H:

WHEREAS, DCM and Granite City have entered into a Development Agreement whereby DCM or DEM has become landlord or sublandlord on numerous subleases or leases with Granite City; and

WHEREAS, DHW has entered into a financing lease arrangement with Granite City whereby it is providing financing for various FF&E packages at several Granite City restaurant locations; and

WHEREAS, Granite City has requested that DHW and DCM amend the terms of various leases, subleases and financings with Granite City over the next two years; and

WHEREAS, DCM and DHW are desirous to make such amendments under the terms and conditions of this Agreement.

NOW, THEREFORE, the parties hereby agree to enter into the following covenants and promises:

1.                                       Aggregate Rent Reductions.  The Dunham Entities hereby agree to provide aggregate rent reductions to the Corporation in the amount of $2,500,000 for the calendar year of 2009, and $1,500,000 for the calendar year 2010.  These rent reductions will consist of the combined rent reductions from the following areas:  (i) reductions from leases where DCM and DEM are either landlords or sublandlords; (ii) reduction from DHW financing leases; (iii) rent reductions in derived by the Dunham Entities from ground lease landlords; and (iv) rent reductions in 2009 and 2010 from landlords of non-Dunham controlled properties. The Dunham Entities shall have the ability to reallocate rent reductions from one category to another, as long as it meets its overall commitment to provide the Corporation with aggregate reductions of $2,500,000 in 2009 and $1,500,000 in 2010.  The Dunham Entities shall deliver to Granite City fully executed lease amendments incorporating all such changes required by this paragraph on or before April 1, 2009.

2.                                       Rent Reductions from Dunham Properties.  DCM and DEM hereby agree to amend and restate its leases and subleases with Granite City to reflect all negotiated rent reductions.  DCM and DEM will have complete control as to which leases/subleases are amended and to what extent the reductions in such leases and subleases are made.  DCM and DEM shall provide Granite City with executed lease amendments incorporating all negotiated rent reductions on or before April 1, 2009.  The Parties acknowledge that these rent reductions shall be considered a part of the aggregate rent reductions agreed to by the Dunham Entities in Paragraph 1.

3.                                       DHW Financing Lease Reduction.  DHW hereby agrees to amend and restate its financing agreement with Granite City dated September 19, 2006 to reflect all negotiated rent reductions per each financing lease.  DHW shall deliver all such fully executed amended financing leases to Granite City on or before April 1, 2009.  Rent reductions, which will be provided by amending the financings leases, will be at the sole discretion of DHW and such rent reductions may be different on certain financing leases.  Once DHW has identified the rent reductions on each particular financing lease arrangement, an additional exhibit will be attached hereto which will specify each particular financing lease that was amended.  The Parties acknowledge that these rent reductions shall be considered a part of the overall rent reductions agreed to by the Dunham Entities. DHW also hereby agrees to use its best efforts to secure the final financing installment of $1,000,000 for the Sioux Falls, South Dakota location, and upon such consent, DHW shall fund such payment to Granite City.  DHW hereby represents to Granite City that the financing has been approved by Great Western, but the Intercreditor Agreement of the parties is still being negotiated.

4.                                       Rent Reduction from Ground Lease Landlords.  DCM hereby represents that it will use all reasonable efforts to secure rent reductions from all of its current ground lease landlords.  Granite City hereby warrants that it will cooperate with DCM by providing to the ground lease landlords all Granite City financial information reasonably requested by the ground lease landlords.  Any ground lease rent reduction secured by DCM will be immediately passed through to Granite City, and the parties hereby agree to further amend and restate each applicable sublease.  DCM shall deliver an original copy of such executed amendments to Granite City on or before April 1, 2009.  The parties acknowledge that these rent reductions shall be considered a part of the overall rent reductions agreed to by the Dunham Entities.

5.                                       Rent Reductions from Outside Owners/Landlords.  The parties acknowledge that there are nine locations in which Granite City currently has a store lease with “outside” or non-Dunham Entities.  The Dunham Entities hereby represent and warrant that it will cooperate and help facilitate any rent reductions from these landlords.  The parties acknowledge that DCM has already secured rent reductions from some of these landlords and will continue to cooperate and assist Granite City with regard to the other landlords.  Rent reductions secured from these outside landlords will be part of the overall aggregate rent reductions agreed to by the Dunham Entities.

6.                                       Operating Leases.  As soon as practicable, DCM hereby agrees to amend any leases with Granite City that are currently treated as capital leases for accounting purposes.  DCM will agree to reduce the term of these leases to a period where the leases will qualify as operating leases under GAAP.  Each lease will be modified to be for a term of not less than ten (10) years or for such maximum longer term as shall be allowed to convert the leases from capital leases to operating leases.  Granite City will provide to DCM all appropriate valuation information needed to identify the revised terms of the leases.  Each lease will also provide that the tenant will have three (3) consecutive options to extend the lease for five (5) years per extension.

7.                                       Warrants.  In consideration of DCM undertaking the actions outlined in this Agreement, the Corporation will issue to the Dunham Entities, or its assigns, warrants to purchase 1,000,000 shares of the common stock of the Corporation (the “Warrant”) at an exercise price per share equal to 110% of closing price of the Corporation’s common stock on the date of signing this Agreement by the Corporation and the Dunham Entities.  The Corporation may also issue warrants to purchase the common stock to other lessors who agree to provide rent relief to the Corporation.  If the Corporation and Dunham entities agree to continue rent or cash flow reductions for an additional period past the two-year period, the Corporation and DCM will enter into a new agreement whereby DCM will receive an amount of additional warrants proportionate to the rent relief granted with an exercise price per share equal to 110% of the then closing price of the Corporation’s common stock.  Neither the Corporation nor DCM is obligated to agree to extend the rent relief beyond 2010. Concurrent with the receipt and delivery of the Warrant, the Dunham Entities and any distributees of all or any portion of the Warrant (all of whom shall be “accredited investors” within the definition in Rule 501 of Regulation D of the Securities and Exchange Commission (“SEC”)) shall execute and deliver the form of subscription agreement and letter of investment intent attached hereto as Exhibit A.

8.                                       Restriction of Sale of Stores.  For a period of eighteen (18) months commencing from the date of this Agreement, the Dunham Entities will not sell, transfer, or assign any of the subject lease properties or leases without first securing the consent of Granite City, provided that the Corporation is not in material default under this Agreement.

9.                                       Additional Budget Reductions.  The parties acknowledge that since the Parties met in California in December of 2008, the Corporation has provided to the Dunham Entities a further reduction of its operating budget showing additional reductions in expenses of $1,000,000 from the previous budget disclosed to the Dunham Entities.  The Corporation has provided DCM with a schedule of such additional rent reductions.  Failure to meet such budget amounts shall not be deemed to be a default under this Agreement.  The Corporation hereby warrants that it will provide to DCM a monthly comparison of actual income and expenses compared to budgeted income and expenses commencing on February 1, 2009.

10.                                 Board Observer.  For a period of two (2) years, or until such earlier time that this Agreement shall have been terminated, DCM will be allowed to appoint a Board

Observer.  The Board Observer shall have the right to attend all Corporation Board meetings.  The Board Observer shall be allowed to participate, but not vote, in the Board proceedings.  The Board Observer shall be allowed to receive all reports and review all written Board materials and to ask questions of Board members and officers of Granite City.  The Board Observer must agree to be bound by the Corporation’s inside trading policy applicable to its officers and directors.  To the extent material and non-public information is shared by the Observer with a third party, the third party shall enter into a confidentiality agreement with the Corporation prior to receiving any such information.

11.                                 Information Covenants.  Upon the execution of this Agreement, the Corporation agrees to provide DCM the following financial information:

a.                                       Monthly balance sheet, P&L and cash flow statements within 30 days of month-end;

b.                                      Annual reviewed financials within 90 days of year-end prepared; detailed annual operating budget approved by the Board;

c.                                       All financial analyses provided to Board Members; and

d.                                      A month to month comparison of budget versus actual numbers.

12.                                 Board Governance.  Granite City hereby represents and warrants that it will provide for a chairman of its Board of Directors that will be an independent director of the Corporation.  This corporate governance change will occur within seven (7) days of the date the Dunham Entities execute this Agreement.

13.                                 Troy/Rogers.  The Corporation reaffirms its legal obligation to reimburse DCM for any out-of-pocket costs that DCM incurs due to the closing of the Rogers, Arkansas location and the decision not to build on the Troy, Michigan site less net sales proceeds from the sale of any real estate or lease income associated with such sites.  Costs to terminate or buy-out the Rogers lease or to dispose of the Troy property will be subject to the Corporation’s approval, which will not be unreasonably withheld or delayed.  DCM will be responsible for the negotiations and follow-up with regard to these two projects.  The Corporation will assist with any information that is necessary to accommodate DCM in these activities.  Reimbursement of costs related to these sites will be amortized and payable to DCM over a 60-month period commencing January 2011, at a 6% interest rate.  Such reimbursement includes carrying cost of land until it is disposed of.

14.                                 Representations of Corporation.  Corporation hereby represents and warrants to Dunham Entities as follows:

a.                                       Authority.  Corporation has all requisite corporate power and authority to enter into this Master Agreement and to own, lease, operate and conduct its business as such business is being and has been conducted prior to the date hereof.

b.                                      Consents and Approvals.  Neither the execution and delivery of this Agreement or any other attachment or referenced document by the Corporation or its affiliates, nor the consummation by the Corporation of the transactions contemplated hereby or thereby nor the performance by the Corporation of their respective obligations hereunder or thereunder will require Corporation to file or register with, notify, or obtain any authorization, consent or approval of, any authority or other person not addressed herein, other than the Corporation’s obligations to disclose this Agreement in applicable filings with the SEC and except for notifications, authorizations, consents or approvals the failure to obtain any of which would not have a material adverse effect on the Corporation’s operations or financial condition, taken as a whole; and provided further, that the foregoing representations assume, with the consent of the Dunham Entities, that any notices to, or consents or authorizations required from, lessors, tenant associations, mortgagees, municipalities and the like with respect to the transactions outlined in this Agreement, will not be required.

c.                                       Disclosure.  Corporation represents and warrants to Dunham Entities that it has disclosed to Dunham Entities all information concerning the Corporation and its contractual obligations known to Corporation that it believes is relevant to this Master Agreement.   Corporation is not aware of any material adverse change in the business or financial condition of the Corporation from that disclosed in the Corporation’s SEC reports or information furnished to DCM, or any material damage to the Corporation that has occurred and has not been disclosed to DCM.  To the best of the Corporation’s knowledge, the representations and warranties of the Corporation contained in this Master Agreement are complete and accurate in all material respects.

d.                                      Budget and Operational Pro-forma.  The 2009 Projected Budget provided by Corporation to DCM represents a good faith projection of the Corporation’s intended operational plan and financial matters.

e.                                       No New Acquisitions or Purchases.  During 2009, except for the Indianapolis store, Corporation shall not agree or contract for any stores, locations, or assets not currently open and operating, without the prior written consent of DCM, which shall not be unreasonably delayed or withheld.

f.                                         Estoppel.  Corporation hereby represents that to the best of its knowledge, apart from the lease at Rogers, Arkansas, there are no material defaults under any of the leases or subleases on behalf of any party thereto; provided, however, that the Corporation has made Dunham Entities aware of the fact that it is paying reduced rent to lessors and is negotiating with lessors for rent deferrals or reductions.  One lessor has objected and claimed a lease default.  Corporation further represents that to the best of its knowledge, Dunham Entities are not in default under any Leases or contracts with Corporation as of the date of this Agreement.

g.                                      Liquor Licenses.  Dunham Entities and the Corporation agree to amend each Lease with DCM to provide that Corporation shall pledge to DCM the liquor license owned by it for each such store location; such pledge shall entitle DCM to direct assignment and transfer of the liquor license in the event of a Default by Corporation under such Lease.  Any such pledge or assignment shall be subject to all federal, state or municipal requirements or restrictions relating to the pledge and assignments of liquor licenses.  The Corporation shall receive credit from DCM against any amounts due Dunham Entities under leases for the fair market value of any liquor license acquired by the Dunham Entities.

15.                                 Defaults.  The occurrence of any of the following shall constitute a Default by Corporation: (a) non-payment when due of any material amount due and payable under this Master Agreement to any of the Dunham Entities by the Corporation or any entity owned, in whole or part, by Corporation, which non-payment continues for more than ten (10) days following receipt of written notice from Dunham Entities thereof; (b) failure to observe, keep, or perform any other material provision of this Master Agreement required to be observed, kept, or performed by Corporation within ten (10) days after receipt of written notice thereof from the Dunham Entities, which failure has a material adverse effect on the Corporation as a whole; and (c) a petition under any chapter of Title 11 of the United States Code (entitled “Bankruptcy”), as amended, is brought by or against Corporation, which petition is not vacated or withdrawn within ninety (90) days.

15.                                 Remedies.  Upon the occurrence of any Default or any time thereafter, DCM may without any further notice exercise one or more of the following remedies, as DCM shall in its sole discretion elect: (i) rescind this Master Agreement; (ii) recover from Corporation the amount of rent reduction provided by Dunham Entities under this Master Agreement, (iii) proceed by appropriate action either at law or equity to enforce performance by Corporation of its obligations under this Master Agreement or to recover damages for the breach thereof; or (iv) exercise any and all rights accruing to a DCM under applicable law upon default by Corporation.  Upon recovery of such amounts, Dunham Entities shall return to the Corporation the Warrant or all amounts realized by the Dunham Entities as gains upon the sale of the Warrant or upon the sale of any common stock sold upon exercise of the Warrant.  None of the remedies hereunder is deemed to be exclusive, but each shall be cumulative and in addition to any other remedies referred to herein or otherwise available to DCM in law and equity.  The repossession or subsequent sale or lease by DCM of any item of property shall not bar an action for deficiency as herein provided.  The prevailing party in any legal action between any of the Dunham Entities and Granite City to enforce, construe or defend enforcement of this Agreement shall be entitled to recover reasonable attorneys fees incurred therein.

16.                                 Entire Agreement; Waiver.  This instrument contains the entire agreement of the parties.  It may not be changed orally but only by an agreement in writing signed by the party against whom the enforcement of any waiver, change, modification, extension or discharge is sought.  A waiver of any term or provision shall not be construed as a waiver of any other term or provision or as a waiver of subsequent performance of the same provision of this Agreement.

17.                                 Severability.  The parties agree that if any part, term, paragraph or provision of this Agreement is in any manner held to be invalid, illegal, void, or in any manner unenforceable, or to be in conflict with any law, then the validity of the remaining portions or provisions of this Agreement shall not be affected, and such part, term, paragraph or provision shall be construed and enforced in a manner designed to effectuate the intent expressed in this Agreement to the maximum extent permitted by law.

18.                                 Assignment.  Except as otherwise provided in this Agreement, this Agreement is made for the personal benefit of the parties hereto, and neither party may assign this Agreement, or any part thereof, or delegate any duty or obligation imposed by this Agreement without the express written consent of the other party hereto.

19.                                 Time of the Essence.  It is expressly understood and agreed by the parties that time is of the essence in this Agreement.

20.                                 Captions.  The captions and title utilized in this Agreement are for convenience of reference only, and shall not be deemed to define or limit any of the terms, conditions, or provisions of this Agreement.

21.                                 Survival of Representations and Warranties.  All representations and warranties expressed herein shall survive the execution and closing of this Agreement and delivery of the warranty deed called for herein, for the benefit of the parties hereto.

22.                                 Governing Law.  This Agreement shall be governed by the State of South Dakota.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

DUNHAM CAPITAL MANAGEMENT,		DHW LEASING, L.L.C.
L.L.C.

By	/s/ Donald J. Dunham, Jr.	By	/s/ Donald J. Dunham, Jr.
Its	Managing Member	Its	Managing Member

DUNHAM EQUITY MANAGEMENT,		GRANITE CITY FOOD & BREWERY
L.L.C.		LTD.

By	/s/ Donald J. Dunham, Jr.	By	/s/ James G. Gilbertson
Its	Managing Member	Its	Chief Financial Officer

EXHIBIT A

SUBSCRIPTION AGREEMENT
FOR

COMMON STOCK PURCHASE WARRANT

THIS OFFERING IS MADE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

Granite City Food & Brewery Ltd.	Dated as of , 2009
5402 Parkdale Drive, Suite 101
Minneapolis, Minnesota 55416

SUBSCRIPTION AGREEMENT

1.             Subscription. Subject to the terms and conditions set forth in this Agreement, the undersigned hereby subscribes for and agrees to purchase a warrant to purchase                                shares of Common Stock, par value $0.01 per share (the “Shares”), of Granite City Food & Brewery Ltd., a Minnesota corporation (the “Company”), having an exercise price of $                     per share and in the form attached hereto as Exhibit A (the “Warrant”).  The Company agrees to issue the Warrant in consideration of the undersigned’s entry into that certain agreement dated the date hereof providing for cash flow reductions, rent relief and other accommodations from the undersigned to the Company.  For purposes of the representations, warranties, covenants, and acknowledgements set forth in Section 2 of this Agreement, the term “Warrant” is deemed to include the Shares issuable upon exercise of the Warrant.

2.             Representations, Warranties, Covenants, and Acknowledgements. By executing this subscription agreement, the undersigned hereby represents, warrants, covenants, and acknowledges to the Company as follows:

(a)           The undersigned has been provided access to the Company’s Annual Report on Form 10-K for the year ended December 25, 2007 filed with the Securities and Exchange Commission (“SEC”) and all subsequent reports and proxy statements filed by the Company thereafter pursuant to Section 13(a) or 14(a) of the Securities Exchange Act of 1934 (“SEC Reports”) through the SEC’s EDGAR system. In addition, the undersigned has obtained such information regarding the Company as the undersigned has reasonably requested, and, particularly, the undersigned has been given reasonable opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of the purchase of the Warrant and to obtain any additional information concerning the Company’s business to the extent reasonably available so as to understand more fully the nature of the investment and to verify the accuracy of the information supplied.

(b)           In determining to purchase Warrant, the undersigned has relied solely upon the advice of the undersigned’s legal counsel and accountants or other financial advisors with respect to the financial, tax, and other considerations relating to the purchase of Warrant.

(c)           The undersigned was not offered nor sold the Warrant directly or indirectly, by means of any form of general advertising or general solicitation, including, but not limited to (i) any advertisement, article, notice, or other communication published in a newspaper, magazine, or similar medium of communication or broadcast over television or radio; or (ii) to the knowledge of the undersigned, any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(d)           The undersigned (i) can bear the economic risk of the investment in the Warrant, including the total loss of the undersigned’s investment; and (ii) has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of an investment in the Warrant.

(e)           The undersigned understands that no U.S. federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Warrant or the fairness or suitability of the investment in the Warrant nor have such authorities passed upon or endorsed the merits of the offering of the Warrant.

(f)            The undersigned acknowledges and understands that the Warrant represents a speculative investment that involves a high degree of risk and there can be no guarantee of the amount of or type of profit, if any, to be realized as a result of an investment in the Warrant.

(g)           The undersigned is presently a bona fide resident of the state listed below and has no present intention of becoming a resident of any other state or jurisdiction, and the address and Social Security or Federal I.D. number set forth below are the undersigned’s true and correct residential address and Social Security or Federal I.D. number.

(h)           The undersigned (i) if an individual, is at least 21 years of age; (ii) if an individual, is a United States citizen; (iii) if an individual, has adequate means of providing for the undersigned’s current needs and personal contingencies; (iii) has no need for liquidity in the undersigned’s investments; and (iv) represents and warrants that all investments in and commitments to non-liquid investments are, and after the undersigned’s investment in the Warrant will be, reasonable in relation to the undersigned’s net worth and current needs.

(i)            The undersigned acknowledges that the Company is relying on exemptions from the registration requirements of the Securities Act and afforded by applicable state statutes and regulations.

(j)            The undersigned understands that the Warrant will not be registered under the Securities Act or the securities laws of any state and is subject to restrictions on transfer.

(k)           The undersigned is acquiring the Warrant in the ordinary course of business for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws, and the undersigned does not have a present arrangement to effect any distribution of the Warrant to or through any person or entity.

(l)            The undersigned agrees that the undersigned will not sell or otherwise transfer or dispose of the Warrant or any portion thereof unless such Warrant is registered under the Securities Act and any applicable state securities laws or the undersigned obtains an opinion of counsel that is satisfactory to the Company that such Warrant may be sold in reliance on an exemption from such registration requirements.

(m)          The undersigned understands that there is no assurance that the Company will be able to make available such information or other information that would make available any exemption from the registration requirements of any federal or state securities laws.

(n)           The undersigned understands that no federal or state agency, including the Securities and Exchange Commission or the securities commission or authorities of any other state, has approved or disapproved the Warrant or made any finding or determination as to the fairness of the Warrant for investment.

(o)           The undersigned is not subject to back-up withholding provisions of Section 3406(a)(1) of the Internal Revenue Code.

(p)           If subject to the Employee Retirement Income Security Act (“ERISA”), the undersigned is aware of and has taken into consideration the diversification requirements of Section 404(a)(3) of ERISA in determining to purchase the Warrant and the undersigned has concluded that the purchase of the Warrant is prudent.

(q)           If the undersigned is acquiring the Warrant in a fiduciary capacity, (i) the above representations, warranties, agreements, acknowledgments, and understandings shall be deemed to have been made on behalf of the person or persons for whose benefit such Warrant is being acquired, (ii) the name of such person or persons is indicated below under the subscriber’s name, and (iii) such further information as the Company deems appropriate shall be furnished regarding such person or persons.

(r)            Neither the Company nor any person representing or acting on behalf of the Company, or purportedly representing or acting on behalf of the

Company, has made any representations, warranties, agreements, or statements other than those referenced herein that influenced or affected the undersigned’s decision to purchase the Warrant.

(s)           The foregoing representations and warranties are true and accurate as of the date hereof and shall survive the delivery of payment for the Warrant.  The undersigned understands that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements, and understandings set forth herein in order to determine the suitability of the undersigned to acquire the Warrant. The undersigned agrees promptly to notify the Company of any changes to any of the foregoing.

3.             Representations and Warranties of the Company. By executing this subscription agreement, the Company hereby represents and warrants to the undersigned as follows:

(a)           The Company’s SEC Reports do not contain a misstatement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as of the filing date of the relevant report. Since the filing of the SEC Reports, no other report, proxy statement, or other document has been required to be filed by the Company pursuant to Section 13(a) or 14(a) of the Exchange Act that has not been filed.

4.             General Information.

(a)           The undersigned is:

(  )           An individual*

(  )           A corporation

(  )           A partnership

(  )           A trust

(  )           Other

*If held as joint tenants with right of survivorship, community property, or tenants in common, signatures of all parties are required. Each Co-Holder (other than a spouse) must complete and sign a separate subscription agreement.

(b)           PLEASE PRINT NAME(S) IN WHICH YOUR WARRANT ARE TO BE REGISTERED

Social Security or Employer Identification Number of each Holder:

Country of Principal Residence:

Business Address

(No P.O. Boxes please)

City           State           Zip Code           Country

The purpose of the following information is to assure the Company that it may rely on the exemption from the registration requirements of the Securities Act and of any applicable state statutes or regulations.

Please answer every question. If the answer to any question is “None” or “Not Applicable” please so state. Your answers will at all times be kept strictly confidential. However, by signing this subscription agreement, you agree that the Company may present such information to such parties as it deems appropriate if called upon to verify the information provided or to establish the availability of an exemption from registration under the Securities Act or any state securities statutes or regulations, or if the contents are relevant to any issue in any action, suit, or proceeding to which the Company or any agent of the Company involved in the offering is a party or by which it is or may be bound. Your investment will not be accepted until the Company determines that you satisfy all of the suitability standards.

5.             Representations as to Accredited Investor Status. The undersigned has read the definition of “Accredited Investor” from Rule 501 of Regulation D attached hereto as Exhibit B, and certifies that either (check (a) or (b) and, if (a), the applicable subpart(s) of (a)):

(a)                                  ☐                                    The undersigned is an “Accredited Investor” for one or more of the following reasons:

☐                                    (i) The undersigned is an individual (not a partnership, corporation,  etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000;

☐                                    (ii) The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with their spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year;

☐                                    (iii) The undersigned is a director or executive officer of Granite City Food & Brewery Ltd.;

☐                                    (iv) The undersigned is a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the securities offered and with total assets in excess of $5,000,000;

☐                                    (v) The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, where the purchase is directed by a “sophisticated person” as defined in Regulation 506(b)(2)(ii);

☐                                    (vi) The undersigned is an entity all the equity owners of which are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Questionnaire;

(describe entity)

(b)                                 ☐                                    The undersigned is not an “Accredited Investor,” but has completed a separate statement concerning the undersigned’s knowledge and experience in financial and business matters. Kindly provide sufficient detail so that the Company’s legal counsel may conclude that the undersigned is capable of evaluating the merits and risks of investment in the Company.

If the answer to Question 6 is that the undersigned is an “Accredited Investor,” the questionnaire is complete and the Company asks that you please simply sign below. Any potential investor that is not an “Accredited Investor” also must complete a supplemental questionnaire from the Company to assure compliance with state and federal securities laws.

IN WITNESS WHEREOF, intending to irrevocably bind the undersigned and the personal representatives, successors, and assigns of the undersigned and to be bound by this subscription agreement, the undersigned is executing this Agreement on the date indicated.

Dated this              day of                         , 2009.

PRINT Name of individual who, or other entity which is subscribing	Signature

PRINTED Name of Co-Holder if the Warrant are to be held as joint tenants with right of survivorship, community property, or tenants in common.	Signature of Co-Holder

Accepted on                               , 2009

GRANITE CITY FOOD & BREWERY LTD.

a Minnesota corporation

By:
Name:
Title:

EXHIBIT A

WARRANT TO PURCHASE                                SHARES OF

COMMON STOCK OF

GRANITE CITY FOOD & BREWERY LTD.

This Warrant and the securities issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933 (the “Securities Act”) or under any state securities or “Blue Sky” laws (“Blue Sky Laws”).  No transfer, sale, assignment, pledge, hypothecation or other disposition of this Warrant or the securities issuable upon exercise of this Warrant or any interest therein may be made except (a) pursuant to an effective registration statement under the Securities Act and any applicable Blue Sky Laws or (b) if the Company has been furnished with an opinion of counsel for the holder, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that no registration is required because of the availability of an exemption from registration under the Securities Act and applicable Blue Sky Laws.  This Warrant is subject to termination by the Company under certain conditions, as provided herein.

THIS CERTIFIES THAT, for good and valuable consideration,                                  or his, her or its registered assigns (“Holder”), is entitled to subscribe for and purchase from Granite City Food & Brewery Ltd., a Minnesota corporation (the “Company”), at any time permitted pursuant to Section 1(a) of this Warrant,                                                                                            (                  ) fully paid and nonassessable shares of the Common Stock of the Company at the price of                          ($            ) per share (the “Warrant Exercise Price”), subject to the antidilution provisions of this Warrant.  The shares which may be acquired upon exercise of this Warrant are referred to herein as the “Warrant Shares.”  As used herein, the term “Holder” includes any party who acquires all or a part of this Warrant as a registered transferee of Holder, or any record holder or holders of the Warrant Shares issued upon exercise, whether in whole or in part, of the Warrant; the term “Common Stock” means the Company’s Common Stock, $0.01 par value per share.

This Warrant is subject to the following provisions, terms and conditions:

1.             Exercise; Transferability; Termination.

(a)           Subject to termination as provided in Section 1(c), the rights represented by this Warrant may be exercised by the Holder hereof at any time following the Holder’s satisfaction of the covenants applicable to the Holder set forth in that certain agreement dated the date hereof providing for cash flow reductions, rent relief and other accommodations from the Holder to the Company (the “Rent Reduction Agreement”), for a period of              (    ) years commencing on the date hereof, in whole or in part (but not as to a fractional share of Common Stock), by written notice of exercise (in the form attached hereto) delivered to the Company at the principal office of the Company prior to the expiration of this Warrant and accompanied or preceded by the surrender of this Warrant along with a check in payment of the Warrant Exercise Price for such shares.

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(b)           Subject to the provisions of Section 7 hereof, this Warrant shall be fully transferable to an “accredited investor” as that term is defined under Regulation D under the Securities Act, in whole or in part; provided that this Warrant shall be transferable only on the books of the Company by the Holder in person, or by duly authorized attorney, on surrender of the Warrant, properly assigned.

(c)           This Warrant shall be subject to termination upon written notice to Holder from the Company upon any of the following events:  (i) Holder has failed to perform his, her or its obligations to the Company under the terms of the Rent Reduction Agreement; or (ii) Holder has revoked the Rent Reduction Agreement in breach of the Holder’s obligations thereunder.

2.             Exchange and Replacement.  Subject to Sections 1 and 7 hereof, this Warrant is exchangeable upon the surrender hereof by the Holder to the Company at its office for new warrants of like tenor and date representing in the aggregate the right to purchase the number of Warrant Shares purchasable hereunder, each of such new warrants to represent the right to purchase such number of Warrant Shares (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Holder at the time of such surrender.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor, in lieu of this Warrant.  This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement.  The Company shall pay all expenses, taxes (other than stock transfer taxes), and other charges incurred by it in connection with the preparation, execution, and delivery of warrants pursuant to this Section 2.

3.             Issuance of the Warrant Shares.

(a)           The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be and are deemed to be issued to the Holder as of the close of business on the date on which this Warrant shall have been surrendered and the payment made for such Warrant Shares as aforesaid.  Subject to the provisions of paragraph (b) of this Section 3, certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding fifteen (15) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new warrant representing the right to purchase the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder within such time.

(b)           Notwithstanding the foregoing, the Company shall not be required to deliver any certificate for Warrant Shares upon exercise of this Warrant except in accordance with exemptions from the applicable securities registration requirements or registrations under applicable securities laws.  Nothing herein, however, shall obligate the Company to effect registrations under federal or state securities laws, except as provided in Section 9.  The Holder agrees to execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the

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exemptions relied upon by the Company, or the registrations made, for the issuance of the Warrant Shares.

4.             Covenants of the Company.  The Company covenants and agrees that all Warrant Shares will, upon issuance, be duly authorized and issued, fully paid, nonassessable, and free from all taxes, liens, and charges with respect to the issuance thereof.  The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

5.             Antidilution Adjustments.  The provisions of this Warrant are subject to adjustment as provided in this Section 5; provided that no adjustment shall be made pursuant to this Section 5 which has the effect of duplicating any adjustment made pursuant to the Articles of Incorporation of the Company or any certificate of designation thereto, if any.

(a)           In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Warrant Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such combination shall be proportionately increased.

(b)           If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, and except as otherwise provided herein, lawful and adequate provision shall be made whereby the holder of this Warrant shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of the Common Stock of the Company immediately theretofore receivable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore receivable upon the exercise of this Warrant had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the Warrant Exercise Price and of the number of shares receivable upon the exercise hereof) shall thereafter be applicable, as nearly as may be in relation to any shares of stock, securities or assets thereafter receivable upon the exercise of this Warrant.  The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and

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mailed to the registered holder of this Warrant, at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive.

(c)           For a period of one year commencing on the date hereof, and subject to the limitations set forth below, if the Company at any time while this Warrant is outstanding, shall issue any securities of the Company which entitle the holder thereof to acquire Common Stock at any time, including without limitation, any debt, preferred stock, rights, options, warrants or any other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock, at a price per share less than the Warrant Exercise Price in effect immediately prior to such issuance, then, the Warrant Exercise Price shall be multiplied by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such shares of Common Stock or such Common Stock Equivalents plus the number of shares of Common Stock which the offering price for such shares of Common Stock or Common Stock Equivalents would purchase at the Warrant Exercise Price in effect immediately prior to such issuance, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock so issued or issuable.  Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued.  Notwithstanding the foregoing, no adjustment will be made under this Section 5(c) in respect of:

(i)            Any grant of an option or warrant for Common Stock or issuance of any shares of Common Stock upon the exercise of any options or warrants to employees, officers or directors of or consultants to the Company pursuant to any stock option plan, employee stock purchase plan or similar plan or incentive or consulting arrangement approved by the Company’s board of directors;

(ii)           Any restricted stock awards approved by the Company’s board of directors;

(iii)          Shares of Common Stock or Common Stock Equivalents issued as consideration for the acquisition of another company or business, which acquisition has been approved by the board of directors of the Company;

(iv)          The issuance of Securities pursuant to the exercise of conversion or purchase rights pursuant to convertible securities, options or warrants, including all other warrants issued or to be issued to landlords under agreements substantially similar to the Rent Reduction Agreement entered into with the Holder; or

(v)           Shares of Common Stock issued and sold in a firm commitment underwritten public offering resulting in net proceeds to the Company of in excess of $4,000,000.

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(d)           Simultaneously with any adjustment to the Exercise Price pursuant to Sections 5(a), 5(b) and 5(c) hereunder, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

(e)           Upon any adjustment of the Warrant Exercise Price, the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the registered holder of this Warrant, as shown on the books of the Company, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.  All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

(f)            In case at any time: (i) there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or (ii) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of said cases, the Company shall give written notice, by first-class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, of the date on which (a) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (b) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be.  Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding up, as the case may be.  Such written notice shall be given at least twenty (20) days prior to the action in question and not less than twenty (20) days prior to the record date or the date on which the Company’s transfer books are closed in respect thereto.

(g)           If any event occurs as to which in the opinion of the Board of Directors of the Company the other provisions of this Section 5 are not strictly applicable or if strictly applicable would not fairly protect the rights of the holder of this Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights as aforesaid.

(h)           As used in this Section 5 the term “Common Stock” shall mean and include the Company’s presently authorized Common Stock and any additional common stock that may be authorized by due action of the Company’s Board of Directors and shareholders entitled to vote thereon.

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(i)            Notwithstanding the foregoing, the number of Warrant Shares issuable (inclusive of all anti-dilution adjustments applicable to such securities) and the number of shares of Common Stock issuable upon exercise of the all other warrants issued to landlords under agreements substantially similar to the Rent Reduction Agreement entered into with the Holder (inclusive of all anti-dilution adjustments applicable to such securities), may not, in the absence of approval by the Company’s shareholders, equal or exceed 19.9% of the number of shares of Common Stock issued and outstanding immediately prior to the issuance of this Warrant (with all affected parties being treated on a pari passu basis).

6.             No Voting Rights.  This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

7.             Notice of Transfer of Warrant or Resale of the Warrant Shares.

(a)           The Holder, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Warrant Shares of such Holder’s intention to do so, describing briefly the manner of any proposed transfer.  Promptly upon receiving such written notice, the Company shall present copies thereof to the Company’s counsel.  If in the opinion of such counsel the proposed transfer may be effected without registration or qualification (under any federal or state securities laws), the Company, as promptly as practicable, shall notify the Holder of such opinion, whereupon the Holder shall be entitled to transfer this Warrant or to dispose of Warrant Shares received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by the Holder to the Company; provided that an appropriate legend may be endorsed on this Warrant or the certificates for such Warrant Shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel and satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act of 1933, as amended (the “Securities Act”) and applicable state securities laws; and provided further that the prospective transferee or purchaser shall execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company for the transfer or disposition of the Warrant or Warrant Shares.

(b)           If in the opinion of counsel referred to in this Section 7, the proposed transfer or disposition of this Warrant or such Warrant Shares described in the written notice given pursuant to this Section 7 may not be effected without registration or qualification of this Warrant or such Warrant Shares the Company shall promptly give written notice thereof to the Holder, and the Holder will limit its activities in respect to such transfer or disposition as, in the opinion of such counsel, are permitted by law.

8.             Fractional Shares.  Fractional shares shall not be issued upon the exercise of this Warrant, but in any case where the Holder would, except for the provisions of this Section 8, be entitled under the terms hereof to receive a fractional share, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the sum of (a) the excess, if any, of the Fair Market Value of such fractional share over the proportional part of the Warrant Exercise Price represented by such fractional share, plus (b)

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the proportional part of the Warrant Exercise Price, if paid by the Holder, represented by such fractional share.

9.             Registration Rights.

(a)           If the Company, at any time until the first to occur of (i) six (6) months after complete exercise of this Warrant, or (ii) expiration of this Warrant, proposes to register under the Securities Act (except by a Form S-4 or Form S-8 Registration Statement or any successor forms thereto) any of its equity securities for sale to the public, it will give written notice to all Holders of this Warrant, any Warrants issued pursuant to Section 2 and/or Section 3(a) hereof, and any Warrant Shares of its intention to do so and, on the written request of any such Holder given within twenty (20) days after receipt of any such notice (which request shall specify the Warrant Shares intended to be sold or disposed of by such Holder and describe the nature of any proposed sale or other disposition thereof), the Company will use commercially reasonable efforts to cause all such Warrant Shares, the Holders of which shall have requested the registration or qualification thereof, to be included in such registration statement proposed to be filed by the Company; provided that:

(i)            if a greater number of Warrant Shares is offered for participation in the proposed offering than in the reasonable opinion of the managing underwriter of the proposed offering can be accommodated without adversely affecting the proposed offering, then the amount of Warrant Shares proposed to be offered by such Holders for registration, as well as the number of securities of any other selling shareholders participating in the registration, shall be proportionately reduced to a number deemed satisfactory by the managing underwriter;

(ii)           the Company may, at its sole discretion and without the consent of any holder of the Warrant Shares, withdraw such registration statement and abandon the proposed offering in which any such holder had requested to participate;

(iii)          if the offering to which the registration statement relates is to be distributed by or through an underwriter, each holder of the Warrant Shares shall agree, as a condition to the inclusion of such holder’s securities in such registration, to sell securities held by such holder through such underwriter on the same terms and conditions as the underwriter agrees to sell securities on behalf of the Company and not to sell, transfer, pledge, assign or otherwise dispose of the Warrant Shares of the Company not sold by such holder in such offering for such period (up to 180 days after the effective date of the registration statement) as may be required by the underwriter; and

(iv)          the Company shall not be obligated to include any Warrant Shares in any such registration for any Holder who is able to sell all of the Warrant Shares in a single transaction pursuant to Rule 144 under the Securities Act (or any other similar rule or regulation) during the three-month period beginning on the date such notice is received by such holder, calculated as of the date of such receipt.

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(b)           Upon the exercise of registration rights pursuant to this Section 9, Holder agrees to supply the Company with such information as may be required by the Company to register or qualify the shares to be registered.

(c)           With respect to each inclusion of securities in a registration statement pursuant to this Section 9, the Company shall bear the following fees, costs, and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company is required to bear such fees and disbursements), all internal expenses, and legal fees and disbursements and other expenses of complying with state securities laws of any jurisdictions in which the securities to be offered are to be registered or qualified.  Fees and disbursements of special counsel and accountants for the selling Holders, underwriting discounts and commissions, and transfer taxes for selling Holders and any other expenses relating to the sale of securities by the selling Holders not expressly included above shall be borne by the selling Holders.

(d)           The Company hereby indemnifies each of the Holders of this Warrant and of any Warrant Shares, and the officers and directors, if any, who control such Holders, within the meaning of Section 15 of the Securities Act, against all losses, claims, damages, and liabilities caused by (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (and as amended or supplemented if the Company shall have furnished any amendments thereof or supplements thereto), any Preliminary Prospectus or any state securities law filings; (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as such losses, claims, damages, or liabilities are caused by any untrue statement or omission contained in information furnished in writing to the Company by such Holder expressly for use therein; and each such Holder by its acceptance hereof severally agrees that it will indemnify and hold harmless the Company, each of its officers who signs such Registration Statement, each underwriter of the Common Stock so registered, and each person, if any, who controls the Company or such underwriter, within the meaning of Section 15 of the Securities Act, with respect to losses, claims, damages, or liabilities which are caused by any untrue statement or omission contained in information furnished in writing to the Company by such Holder expressly for use therein.

10.           Fair Market Value.  Fair Market Value of a share of Common Stock as of a particular date (the “Determination Date”) shall mean:

(a)           If the Company’s Common Stock is traded on an exchange or is listed on the Nasdaq Global Market or the Nasdaq Capital Market, then the average closing or last sale prices, respectively, reported for the ten (10) business days immediately preceding the Determination Date; or

(b)           If the Company’s Common Stock is not traded on an exchange or listed on the Nasdaq Global Market or the Nasdaq Capital Market but is listed on the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service, then the

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average of the closing bid and ask prices reported for the ten (10) business days immediately preceding the Determination Date; or

(c)           If the Company’s Common Stock is not listed on an exchange, on the Nasdaq Global Market, the Nasdaq Capital Market, the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service, then the fair market value as determined in good faith by the Board of Directors of the Company.

[signature page follows]

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IN WITNESS WHEREOF, Granite City Food & Brewery Ltd. has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated                               , 2009.

GRANITE CITY FOOD & BREWERY LTD.

By
[name]
[title]

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NOTICE OF EXERCISE OF WARRANT

(To be signed upon the exercise of the Warrant)

The undersigned hereby irrevocably elects to exercise the attached Warrant to purchase, for cash,                                of the shares of Common Stock issuable upon the exercise of such Warrant, and requests that certificates for the shares of Common Stock (together with a new warrant to purchase the number of shares, if any, with respect to which this Warrant is not exercised) be issued in the name and address set forth below.

Dated:

(Signature)

(Name)

(Address)

(Social Security or Tax Ident. No.)

*                                         The signature on the Notice of Exercise of Warrant must correspond to the name as written upon the face of the Warrant in every particular without alteration or enlargement or any change whatsoever.  When signing on behalf of a corporation, partnership, trust or other entity, please indicate your position(s) and title(s) with such entity.

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ASSIGNMENT OF WARRANT

(To be signed only upon authorized transfer of the Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto                                          the right to purchase                                shares of Common Stock of Granite City Food & Brewery Ltd., to which the within Warrant relates and appoints                                         , as attorney-in-fact, to transfer said right on the books of Granite City Food & Brewery Ltd. with full power of substitution in the premises.  By accepting such transfer, the transferee has agreed to be bound in all respects by the terms and conditions of the within Warrant.

Dated:

(Signature)

(Name)

(Address)

(Social Security or Tax Ident. No.)

*                                         The signature on the Assignment of Warrant must correspond to the name as written upon the face of the Warrant in every particular without alteration or enlargement or any change whatsoever.  When signing on behalf of a corporation, partnership, trust or other entity, please indicate your position(s) and title(s) with such entity.

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EXHIBIT B

DEFINITION OF “ACCREDITED INVESTOR”
FROM RULE 501 OF REGULATION D

“Accredited investor” shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

6.             Any bank as defined in section 3(a)(2) of the Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; insurance company as defined in Section 2(13) of the Act; investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000; or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

7.             Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

8.             Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

9.             Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

10.           Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;

11.           Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

12.           Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); and

13.           Any entity in which all of the equity owners are accredited investors.

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